--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 8, 2006

                                IndyMac ABS, Inc.
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------




               Delaware               333-127617-05           95-4685267
------------------------------     ------------------   ------------------------
(State or Other Jurisdiction       (Commission File     (I.R.S. Employer
of Incorporation)                  Number)              Identification Number)

         155 North Lake Avenue
         Pasadena, California                                    91101
-----------------------------------------------------          ----------
      (Address of Principal Executive Offices)                 (Zip Code)
-----------------------------------------------------

Registrant's telephone number, including area code:  (626) 535-5555
                                                     --------------


--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.
                  ------------

Description of the Certificates and the Mortgage Pool

         IndyMac ABS, Inc. (the "Registrant") issued a series of certificates, entitled IndyMac ABS, Inc., Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2006-A Certificates (the "Certificates"), issued pursuant to a pooling and servicing agreement, that is expected to be dated as of January 1, 2006, among the Registrant as depositor, IndyMac Bank, F.S.B. as seller and servicer and Deutsche Bank National Trust Company as trustee and supplemental interest trust administrator. The Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, sub-prime one- to four-family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

ABS Informational and Computation Materials

         UBS Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "ABS Informational and Computation Materials", in written form, which ABS Informational and Computation Materials are in the nature of data tables relating to the Mortgage Loans or other assets of the Trust Fund.

         The ABS Informational and Computation Materials have been provided by the Underwriter. The information in the ABS Informational and Computation Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The ABS Informational and Computation Materials were prepared by the Underwriter at the request of certain prospective investors. The ABS Informational and Computation Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

         (a)      Financial Statements.
                  ---------------------

                  Not applicable.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------


                 Item 601(a) of
                 Regulation S-K
Exhibit No.       Exhibit No.                             Description
-----------       -----------                             -----------
     1                 99                    ABS Informational and Computational
                                             Materials (as defined in Item 8.01)
                                             that have been provided by UBS
                                             Securities Inc. to certain
                                             prospective purchasers of IndyMac
                                             ABS, Inc., Home Equity Mortgage
                                             Loan Asset-Backed Trust, Series
                                             INABS 2006-A Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 8, 2006

                                                 INDYMAC ABS, INC.


                                                 By:   /s/ Victor Woodworth
                                                    ----------------------------
                                                 Name:  Victor Woodworth
                                                 Title: Vice President

                                Index to Exhibits
                                -----------------


                   Item 601(a) of
                   Regulation S-K                                 Sequentially
Exhibit Number      Exhibit No.              Description         Numbered Page
--------------      -----------              -----------         -------------
       1                 99                  ABS                       7
                                             Informational
                                             and
                                             Computational
                                             Materials